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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-EC1)



                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                                333-118926                               95-4596514
             --------                                ----------                               ----------
   (State or Other Jurisdiction                      (Commission                           (I.R.S. Employer
        of Incorporation)                           File Number)                          Identification No.)

        4500 Park Granada
      Calabasas, California                                                                      91302
      ---------------------                                                                      -----
      (Address of Principal                                                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237




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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool1

         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Litton Loan Servicing LP, as servicer and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-EC1.

Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:





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1        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2004 and the Prospectus Supplement dated November 22, 2004 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-EC1.

Exhibit No.       Description
-----------       -----------
99.1              Characteristics of the Final Mortgage Loans in the Mortgage
                  Pool as of the Cut-off Date, relating to the Company's
                  Asset-Backed Certificates, Series 2004-EC1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 CWABS, INC.


                                                 By:       /s/ Ruben Avilez
                                                           --------------------
                                                 Name:     Ruben Avilez
                                                 Title:    Vice President


Dated: December 2, 2004

Mortgage Loan Statistics
------------------------

         The Mortgage Loan Statistics included in the Prospectus Supplement dated as of November 22, 2004 are the Characteristics of the Final Mortgage Loans in the Mortgage Pool as of the Cut-off Date, relating to the Company's Asset-Backed Certificates, with percentages in the Tables calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date.